Leases	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases

(7)	LEASES

The Company recognizes right-of-use (“ROU”) assets and lease liabilities when it obtains the right to control an asset under a leasing arrangement with an initial term greater than twelve months. The Company leases its facilities under non-cancellable operating and financing leases.

The Company evaluates the nature of each lease at the inception of an arrangement to determine whether it is an operating or financing lease and recognizes the ROU asset and lease liabilities based on the present value of future minimum lease payments over the expected lease term. The Company’s leases do not generally contain an implicit interest rate and therefore the Company uses the incremental borrowing rate it would expect to pay to borrow on a similar collateralized basis over a similar term in order to determine the present value of its lease payments.

The following table summarizes the Company’s operating and financing leases as of and for the nine months ended September 30, 2019:

(in thousands)	U.S.	Ireland	Total
Lease cost
Operating lease cost	$592	$160	$752
Financing lease cost	32	—	32
Sublease income	(215)	(133)	(348)

Total	$409	$27	436

Other information
Operating cash flows out from operating leases	(634)	(160)	(794)
Operating cash flows in from operating leases	215	133	348
Operating cash flows from financing leases	(35)	—	(35)
Right-of-use assets exchanged for new operating lease liabilities	874	—	874
Weighted average remaining lease term	1.4	1.8
Weighted average discount rate—operating leases	8%	8%

Maturities of the Company’s operating leases, excluding short-term leases, are as follows:

(in thousands)	U.S.	Ireland	Total
Nine months ended December 31, 2019	$129	$51	$180
Year ended December 31, 2020	498	203	701
Year ended December 31, 2021	79	119	198

Total	706	373	1,079
Less present value discount	(40)	(27)	(67)

Operating lease liabilities included in the condensed consolidated balance sheets at September 30, 2019	$666	$346	$1,012